UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2022

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	811-08387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Peachtree Pkwy, Suite 4245

Cumming, GA 30041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 341-5898

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2022 (the “Closing Date”), Waterside Capital Corporation (the “Company”) entered into three Stock Purchase Agreements containing substantively similar terms and conditions (each an “SPA” and collectively, the “SPAs”), each of which SPA has three associated Common Stock Purchase Warrants (“Warrant #1”, “Warrant #2”, and “Warrant #3”; collectively, the “Warrants”). The counterparties to the SPAs, and recipients of the preferred shares issuable thereunder and the Warrants, are accredited investors (each a “Buyer” and collectively, the “Buyers”).

Pursuant to each SPA, the Company issued and sold to the respective Buyer shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Stock”), in the amounts specified in the table below. Pursuant to each SPA, the Company also issued three Warrants to each Buyer. At Closing, in consideration for shares of Series A Stock and the three Warrants, each Buyer agreed to pay $50,000 multiplied by the number of shares of Series A Stock purchased by the Buyer, for an aggregate purchase price of $1,100,000. In the aggregate, the Company has received $600,000 from the Buyers as of March 22, 2022. The Company expects to receive the remaining $500,000 this week. The Company intends to use the proceeds for investment in the creation of cryptocurrency and/or token liquidity pools (LP’s) and decentralized blockchain technologies (Web3), with primary emphasis on non-fungible token (NFT) brands and projects that utilize the Ethereum blockchain.

Series A Stock is a class of preferred stock in the Company that was created when a Certificate of Designation was filed by the Company with the Nevada Secretary of State on March 11, 2022. Each share of Series A Stock is convertible into 100,000 shares of the Company common stock, par value $0.0001 (“Common Stock”). The Certificate of Designation provides for 100 authorized shares of Series A Stock, $50,000 stated value per share, no voting rights, and no dividend or distribution rights. The description of the Series A Stock contained in this Item 1.01 is qualified in its entirety by reference to the Series A Stock Certificate of Designation, which was filed with the SEC on March 15, 2022 as Exhibit 3.1 to the Company’s Current Report on Form 8-K, and is hereby incorporated by reference.

Warrant #1, Warrant #2 and Warrant #3 are immediately exercisable upon issuance on March 16, 2022, and remain exercisable for a period of five years. The Warrants are exercisable, in whole or in part, for the number of shares of Common Stock specified in the table below. The exercise prices per share of Common Stock for Warrant #1, Warrant #2, and Warrant #3 are fixed at $1.30, $1.50 and $1.75, respectively.

The table below sets forth the Series A Stock shares purchased, the aggregate purchase price, and Warrant share conversion amounts issued:

Buyer	Shares of Series A Stock Purchased	Aggregate Purchase Price ($50,000 per share of Series A Stock)	Warrant #1 Common Stock Shares Issuable ($1.30/share)	Warrant #2 Common Stock Shares Issuable ($1.50/share)	Warrant #3 Common Stock Shares Issuable ($1.75/share)
Buyer #1	10	$500,000	1,000,000	1,000,000	1,000,000
Buyer #2	10	$500,000	1,000,000	1,000,000	1,000,000
Buyer #3	2	$100,000	200,000	200,000	200,000

Each SPA contains customary representations and warranties for the Company and the Buyers. Each Buyer further represents that he is an accredited investor, as the term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the securities received pursuant to the SPA are not registered under the Securities Act. Each SPA contains cross-indemnification for certain losses relating to the SPA, as specified therein. The governing law for each SPA is Nevada. For resolving any disputes, the exclusive jurisdiction is Georgia and venue is Forsyth County, Georgia. The Company and Buyers have waived any rights to a jury trial. Potential remedies include specific performance, in addition to any other remedy at law or in equity.

Each Warrant may be exercised in whole or in part, subject to a beneficial ownership limitation per Buyer of 9.99% of the number of Common Stock shares outstanding. The Common Stock issued upon exercise of the Warrants will be adjusted for any stock dividends, splits, combinations, or reclassifications of the underlying Common Stock. Upon the occurrence of a fundamental transaction (as defined in the Warrants), which includes any merger or consolidation, the Warrants will be treated as exercised immediately prior thereto at an appropriately adjusted exercise price. The Warrants may be transferred, subject to compliance with applicable securities laws and delivery of an opinion of counsel satisfactory to the Company opining that the Warrants may be transferred without registration under the Securities Act. Any such transferred Warrants will bear a restrictive legend stating that the securities have not been registered under the Securities Act. The governing law for the Warrants is Nevada. The Warrants contain a broad limitation of liability, including, but not limited to, any asserted liability of the Buyer to exercise the Warrants. Potential remedies available to the parties include specific performance to rights under the Warrants, in addition to any other remedy at law or in equity.

The foregoing descriptions of the SPAs and Warrants are qualified in their entirety by reference to the full SPAs and Warrants attached hereto as Exhibits 10.1 through 10.12, which are hereby incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the issuance of Series A Stock to the Buyers is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations for the Series A Preferred Stock, as filed with the Nevada Secretary of State on March 11, 2022 (incorporated by reference to Exhibit 3.1 in the Company’s Current Report on Form 8-K filed with the Commission on March 15, 2022)
10.1*	Securities Purchase Agreement by and among Waterside Capital Corporation and Buyer #1 dated as of March 16, 2022
10.2*	Common Stock Purchase Warrant #1 issued to Buyer #1 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.30 per share
10.3*	Common Stock Purchase Warrant #2 issued to Buyer #1 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.50 per share
10.4*	Common Stock Purchase Warrant #3 issued to Buyer #1 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.75 per share
10.5*	Securities Purchase Agreement by and among Waterside Capital Corporation and Buyer #2 dated as of March 16, 2022
10.6*	Common Stock Purchase Warrant #1 issued to Buyer #2 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.30 per share
10.7*	Common Stock Purchase Warrant #2 issued to Buyer #2 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.50 per share
10.8*	Common Stock Purchase Warrant #3 issued to Buyer #2 on March 16, 2022 for 1,000,000 shares of Common Stock of Waterside Capital Corporation
10.9*	Securities Purchase Agreement by and among Waterside Capital Corporation and Buyer #3 dated as of March 16, 2022
10.10*	Common Stock Purchase Warrant #1 issued to Buyer #3 on March 16, 2022 for 200,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.30 per share
10.11*	Common Stock Purchase Warrant #2 issued to Buyer #3 on March 16, 2022 for 200,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.50 per share
10.12*	Common Stock Purchase Warrant #3 issued to Buyer #3 on March 16, 2022 for 200,000 shares of Common Stock of Waterside Capital Corporation, at an exercise price of $1.75 per share
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterside Capital Corporation

Date: March 22, 2022	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer